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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 2002


                          NETWORKS ASSOCIATES, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-20558


                 DELAWARE                                 77-0316593
     (STATE OR OTHER JURISDICTION OF      I.R.S. EMPLOYER IDENTIFICATION NUMBER
              INCORPORATION)

           3965 FREEDOM CIRCLE
         SANTA CLARA, CALIFORNIA                            95054
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 346-3832
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ITEM 5.           OTHER EVENTS.

      On March 18, 2002, Networks Associates, Inc. announced that it plans to make an offer to the stockholders of McAfee.com Corporation to exchange their shares of Class A common stock of McAfee.com Corporation for shares of Network Associates common stock.

      Attached as Exhibits and 99.2 are a press release announcing the exchange offer issued by Network Associates, and a letter from Network Associates to the board of directors of McAfee.com Corporation regarding the exchange offer.

ITEM 7.           EXHIBITS.

         99.1     Press release announcing exchange offer, dated March 18, 2002.

         99.2 Letter to the Board of Directors of McAfee.com Corporation regarding exchange offer.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETWORKS ASSOCIATES, INC.



Dated: March 18, 2002                     By:   /S/ KENT ROBERTS
                                             ---------------------------------
                                                Kent Roberts
                                                Executive Vice President and
                                                General Counsel


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EXHIBIT INDEX

EXHIBITS.

         99.1     Press release announcing exchange offer, dated March 18, 2002.

         99.2 Letter to the Board of Directors of McAfee.com Corporation regarding exchange offer.

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